Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AI

THIRTY-EIGHTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Thirty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.  Customer has requested and CSG has agreed to provide an interface that will allow Customer to automate its third party verification services (the "TPV Interface”) to support Customer's voice services.

The TPV Interface is an automated generic interface that will provide Customer's third party verification vendors (the "TPV Vendors") with the information necessary to complete the third party verification process for Customer's voice services to its Subscribers.  The TPV Interface will also be the communication channel by which the TPV Vendor(s) will provide data back to ACSR® Voice with verification that the information has been received and whether the third party verification process has been successful or unsuccessful.

2.  As a result, upon implementation of the TPV Interface pursuant to the TPV SOW and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” section entitled "CSG SERVICES," Section II.D. “Telephony”, shall be amended to add a new subsection C. entitled “Automated Third Party Verification for Voice Services Interface” as follows:

Description of Item/Unit of Measure	Frequency	Fee
C. Automated Third Party Verification for Voice Services Interface
1. TPV Interface Implementation and Integration Fees (Note 1)	********	$**********
2. TPV Interface Certification Fees (Note 3)	********	$*********
3. Maintenance and Processing Fees (Note 2) (Note 3) (Note 4)	********	$*********

Note 1: Implementation and integration of the TPV Interface will be pursuant to that certain Statement of Work entitled "Automated Third Party Verification for Voice Services" (CSG document no. 2501999) (the "TPV SOW").

Note 2: Includes *** ******* ******** (*******) TPV transactions per ***** and ***** ******* ************ (***) TPV transactions per **** ****.  CSG will notify Customer in the event that the capacity reaches ****** ******* (**%) utilization of the above permitted TPV transaction limits, and the parties agree to immediately work in good faith to negotiate TPV transaction fees above *** ******* ******** (*******) TPV transactions per ***** and ***** ******* ************ (***) TPV transactions per **** ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 3: CSG will support the current Interfaces release version plus the ***** (*) ***** ******** of the Interface at any given time.  Subject to and consistent with the foregoing sentence, Customer shall be required to periodically upgrade its production version of the Interfaces so as to maintain currency within the Application and ensure CSG’s ability to support the Customer’s version of the Interfaces.

Note 4: ******* Maintenance and Processing Fees shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

3.  Customer desires to utilize the services of CSG’s Professional Services Group to develop, test and implement an enhancement to its AOI interface capabilities so that the AOI will interact with Customer's ACSR® Order Workflow ("OWF") process to retrieve and display Customer's Subscriber and TPV Vendor(s) data attributes in pop-up boxes to the representative (the "AOI TPV Interface Enhancement").

4.  As a result, Schedule F, "Fees," section entitled "CSG LICENSED PRODUCTS," Section I, "Call Center, Installation and Other Associated Items," shall be amended to add a new subsection 15 entitled “AOI TPV Interface Enhancement” as follows:

Description of Item/Unit of Measure	Frequency	Fee
15. AOI TPV Interface Enhancement
1.Implementation, Set-up, Configuration and Testing (Note 9)	********	$*********
2. Maintenance (Note10) (Note 11)	*******	$********

Note 9: Implementation, set-up, configuration, and testing of the AOI Enhancement will be invoiced to Customer on a time and materials basis, pursuant to the TPV SOW.

Note 10: Support will commence following implementation of the AOI Custom Solution into production.  Support will be limited to *** (**) ***** per *****.  Any hours in excess of such *** (**) ***** per ***** requested by Customer shall be billed to Customer on a time and materials basis, as mutually agreed by the parties in a statement of work.

Note 11:  ******* Maintenance and Processing Fees shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jay E. Carlson	By: /s/ Joseph T. Ruble
Title: SVP IT	Title: EVP, CAO & General Counsel
Name: Jay E. Carlson	Name: Joseph T. Ruble
Date: 6/7/2013	Date: 7 June 2013